UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 7, 2007

ARCADE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	006-52632	20-8348580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Arcade Partners, LLC 62 La Salle Road, Suite 304 West Hartford, Connecticut		06107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 236-6320

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 7, 2007, Arcade Acquisition Corp. issued a press release announcing that the underwriters of its initial public offering have exercised their over-allotment option to purchase 1,125,000 units.  Each unit consists of one share of common stock and one warrant.  The press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits:

	Exhibit No.	Description

	99.1	Press release dated June 7, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2007	ARCADE ACQUISITION CORP.

	By:	/s/ Jonathan Furer
Name: Jonathan Furer
Title: Chief Executive Officer